SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]


Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

_X_  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
___  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                          DELTA PETROLEUM CORPORATION
                (Name of Registrant as Specified in Its Charter)

                          DELTA PETROLEUM CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

                                                             PRELIMINARY COPY

Dear Delta Shareholders:

     On behalf of the Board of Directors, it is a pleasure to invite you to attend the Annual Meeting of Shareholders at 10:00 a.m. on June 26, 2001 in Denver, Colorado at the Company's corporate offices.

     Business matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of the Annual Meeting and Proxy Statement. Members of management will report on our operations, followed by a period for questions and discussion.

     We hope you can attend the meeting. Regardless of the number of shares you own, your vote is very important. Please ensure that your shares will be represented at the meeting by signing and returning your proxy now, even if you plan to attend the meeting.

     Thank you for your continued support.

                                 Sincerely,


                                 Aleron H. Larson, Jr.
                                 Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             June 26, 2001

TO THE SHAREHOLDERS OF DELTA PETROLEUM CORPORATION:

     As a shareholder of Delta Petroleum Corporation, a Colorado corporation (the "Company"), you are invited to be present in person or to be represented by proxy at the Annual Meeting of Shareholders, to be held at the Company's corporate offices, 555 17th Street, Suite 3310, Denver, Colorado 80202, on Friday, June 26, 2001, at 10:00 a.m. (local time) for the following purposes:

     1)     To elect four directors;

     2) To consider and vote upon the approval of the Company's 2001 Incentive Plan;

     3) To consider and vote upon the approval of the proposed issuance of shares and warrants pursuant to an Investment Agreement with Swartz Private Equity, LLC;

     4) To consider and vote upon the ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending June 30, 2001; and

     5) To transact such other business as may be properly brought before the meeting and any adjournments thereof.

     Shareholders of the Company of record at the close of business on May 22, 2001 are entitled to vote at the meeting and all adjournments thereof.

     A majority of the outstanding shares of Common Stock of the Company must be represented at the meeting to constitute a quorum. Therefore, all shareholders are urged either to attend the meeting or to be represented by proxy. If a quorum is not present at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is the Company's intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting(s).

     If you do not expect to attend the meeting in person, please complete, sign, date and return the accompanying proxy card in the enclosed business reply envelope. If you later find that you can be present or for any other reason desire to revoke your proxy, you may do so at any time before the voting.

                              By Order of the Board of Directors


                              Aleron H. Larson, Jr.
                              Chairman\Secretary

May 22, 2001

                                                              PRELIMINARY COPY
                               PROXY STATEMENT
                                     OF
                          DELTA PETROLEUM CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON JUNE 26, 2001


     This Proxy Statement is furnished in connection with the solicitation by our Board of Directors (our "Board" or our "Board of Directors") of Delta Petroleum Corporation ("us", "our" or "we") of proxies to be voted at our Annual Meeting of Shareholders (the "Annual Meeting") to be held on June 26, 2001 at our corporate offices, 555 17th Street, Suite 3310, Denver, Colorado 80202, at 10:00 a.m., and at any adjournment thereof. Each shareholder of record at the close of business on May 22, 2001 of shares of our Common Stock, par value $0.01 per share (the "Common Stock"), will be entitled to one vote for each share so held. As of April 24, 2001 there were 10,908,600 shares of Common Stock issued and outstanding.

     Shares represented by properly executed proxy cards received by us at or prior to the Annual Meeting will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the shares so represented FOR
(i) the election of the nominees for directors; (ii) the adoption of the Company's 2001 Incentive Plan, as amended, revising the compensation formula for Nonemployee Directors; (iii) the approval of the proposed issuance of shares and warrant pursuant to an Investment Agreement with Swartz Private Equity, LLC; and (iv) the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2001.

     As to any other business which may properly come before the meeting, the persons named on the proxy card will vote according to their judgement. The enclosed proxy may be revoked prior to the meeting by written notice to our Secretary at 555 17th Street, Suite 3310, Denver, Colorado 80202, or by written or oral notice to the Secretary at the Annual Meeting prior to being voted. This Proxy Statement and the enclosed proxy card are expected to be first sent to our shareholders on or about May 25, 2001.

     Votes cast in favor and against proposed actions (whether in person or by proxy) will be counted for us by our Secretary at the Meeting, but this count may be at least partially based upon information tabulated for us by our transfer agent or others. Abstentions and broker non-votes represented at the Meeting will be counted as being present for the purpose of determining whether or not a quorum is present, but will not be counted as votes for or against particular agenda items.

     If a quorum is not present at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is our intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting(s).

                            ELECTION OF DIRECTORS
                          (Proposal 1 of the Proxy)

     Our Directors are elected annually by the shareholders to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected. Our bylaws provide that the number of directors comprising the whole Board shall from time to time be fixed and determined by resolution adopted by our Board of Directors. Our Board has established the size of the Board for the ensuing year at four directors. Accordingly, our Board is recommending that our four current directors be re-elected. If any nominee becomes unavailable for any reason, a substitute nominee may be proposed by our Board and the shares represented by proxy will be voted for any substitute nominee, unless the Board reduces the number of directors. We have no reason to expect that any nominee will become unavailable. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting is required for the election of directors.

     At the Annual Meeting, the shares of Common Stock represented by proxies will be voted in favor of the election of the nominees named below unless otherwise directed.

     We recommend a vote for these nominees.

                  NOMINEES FOR ELECTION AS DIRECTORS TO SERVE
                          UNTIL NEXT ANNUAL MEETING

     The following information with respect to Directors and Executive Officers is furnished pursuant to Item 401(a) of Regulation S-B.

         Name            Age          Positions           Period of Service
         ----            ---          ---------           -----------------

Aleron H. Larson, Jr.*    55   Chairman of the Board,     May 1987 to Present
                               Secretary, and a Director

Roger A. Parker*          39   President, Chief           May 1987 to Present
                               Executive Officer and
                               a Director

Terry D. Enright*         52   Director                   November 1987 to
                                                          Present

Jerrie F. Eckelberger*    56   Director                   September 1996
                                                          to Present

Kevin K. Nanke            36   Treasurer and Chief        December 1999
                               Financial Officer          to Present

     * nominees for re-election as directors.

     The following is additional biographical information as to the business experience of each of our current officers and directors.

     ALERON H. LARSON, JR., age 55, has operated as an independent in the oil and gas industry individually and through public and private ventures since

1978. From July of 1990 through March 31, 1993, Mr. Larson served as the Chairman, Secretary, CEO and a Director of Chippewa Resources Corporation (now called "Underwriters Financial Group, Inc."), a public company then listed on the American Stock Exchange which was previously our parent ("UFG"). Subsequent to a change of control, Mr. Larson resigned from all positions with UFG effective March 31, 1993. Mr. Larson serves as Chairman, CEO, Secretary, Treasurer and Director of Amber Resources Company ("Amber"), a public oil and gas company which is our majority-owned subsidiary. He has also served, since 1983, as the President and Board Chairman of Western Petroleum Corporation, a public Colorado oil and gas company which is now inactive. Mr. Larson practiced law in Breckenridge, Colorado from 1971 until 1974. During this time he was a member of a law firm, Larson & Batchellor, engaged primarily in real estate law, land use litigation, land planning and municipal law. In 1974, he formed Larson & Larson, P.C., and was engaged primarily in areas of law relating to securities, real estate, and oil and gas until 1978. Mr. Larson received a Bachelor of Arts degree in Business Administration from the University of Texas at El Paso in 1967 and a Juris Doctor degree from the University of Colorado in 1970.

     ROGER A. PARKER, age 39, served as the President, a Director and Chief Operating Officer of Chippewa Resources Corporation (now called "Underwriters Financial Group, Inc.") from July of 1990 through March 31, 1993. Mr. Parker resigned from all positions with UFG effective March 31, 1993. Mr. Parker also serves as President, Chief Operating Officer and Director of Amber. He also serves as a Director and Executive Vice President of P & G Exploration, Inc., a private oil and gas company (formerly Texco Exploration, Inc.). Mr. Parker has also been the President, a Director and sole shareholder of Apex Operating Company, Inc. since its inception in 1987. He has operated as an independent in the oil and gas industry individually and through public and private ventures since 1982. He was at various times, from 1982 to 1989, a Director, Executive Vice President, President and shareholder of Ampet, Inc. He received a Bachelor of Science in Mineral Land Management from the University of Colorado in 1983. He is a member of the Rocky Mountain Oil and Gas Association and the Independent Producers Association of the Mountain States (IPAMS).

     TERRY D. ENRIGHT, age 52, has been in the oil and gas business since 1980. Mr. Enright was a reservoir engineer until 1981 when he became Operations Engineer and Manager for Tri-Ex Oil & Gas. In 1983, Mr. Enright founded and is President and a Director of Terrol Energy, a private, independent oil company with wells and operations primarily in the Central Kansas Uplift and D-J Basin. In 1989, he formed and became President and a Director of a related company, Enright Gas & Oil, Inc. Since then, he has been involved in the drilling of prospects for Terrol Energy, Enright Gas & Oil, Inc., and for others in Colorado, Montana and Kansas. He has also participated in brokering and buying of oil and gas leases and has been retained by others for engineering, operations, and general oil and gas
consulting work.   Mr. Enright received a B.S. in Mechanical Engineering with a minor in Business Administration from Kansas State University in Manhattan, Kansas in 1972, and did graduate work toward an MBA at Wichita State University in 1973. He is a member of the Society of Petroleum Engineers and a past member of the American Petroleum Institute and the American Society of Mechanical Engineers.

     JERRIE F. ECKELBERGER, age 56, is an investor, real estate developer and attorney who has practiced law in the State of Colorado since 1971. He graduated from Northwestern University with a Bachelor of Arts degree in 1966 and received his Juris Doctor degree in 1971 from the University of Colorado School of Law. From 1972 to 1975, Mr. Eckelberger was a staff attorney with the eighteenth Judicial District Attorney's Office in Colorado. From 1982 to 1992 Mr. Eckelberger was the senior partner of Eckelberger & Feldman, a law
firm with offices in Englewood, Colorado.   In 1992, Mr. Eckelberger founded
Eckelberger & Associates of which he is still the principal member. Mr. Eckelberger previously served as an officer, director and corporate counsel
for Roxborough Development Corporation.   Since March 1996, Mr. Eckelberger
has acted as President and Chief Executive Officer of 1998, Ltd., a Colorado corporation actively engaged in the development of real estate in Colorado.
He is the Managing Member of The Francis Companies, L.L.C., a Colorado limited liability company, which actively invests in real estate and has been since June, 1996. Additionally, since November, 1997, Mr. Eckelberger has served as the Managing Member of the Woods at Pole Creek, a Colorado limited liability company, specializing in real estate development.

     KEVIN K. NANKE, age 36, Chief Financial Officer, joined Delta in April 1995. Since 1989, he has been involved in public and private accounting with the oil and gas industry. Mr. Nanke received a Bachelor of Arts in Accounting from the University of Northern Iowa in 1989. Prior to working with Delta, he was employed by KPMG LLP. He is a member of the Colorado Society of CPA's and the Council of Petroleum Accounting Society. Mr. Nanke is not a nominee for election as a director.

     There is no family relationship among or between any of our Officers and/or Directors.

     Messrs. Enright and Eckelberger serve as the audit committee and as the compensation committee. Messrs. Enright and Eckelberger also constitute our Incentive Plan Committee for the Delta 1993 Incentive Plan.

     All directors will hold office until the next annual meeting of shareholders.

     All of our officers will hold office until the next annual directors' meeting. There is no arrangement or understanding among or between any such officer or any person pursuant to which such officer is to be selected as one of our officers.

                       BOARD OF DIRECTORS AND COMMITTEES

     During fiscal year 2000 our Board of Directors met on 15 occasions either in person or by phone or in lieu thereof acted by consent. Our Board has appointed three committees: the Audit, Compensation, and Incentive Plan Committees. The non-employee directors, Messrs. Eckelberger and Enright, currently serve on all three committees and both are necessary to constitute a quorum. During fiscal year 2000 our Compensation Committee met on two occasions, our Audit Committee on one occasion, and our Incentive Plan Committee on two occasions, either in person or by phone or, in lieu thereof, acted by consent. Each Director attended at least 75% of the aggregate number of meetings held by the Board of Directors and its committees held in person or by phone during the time each such Director was a member of the Board or of any committee of the Board.

     Our Compensation Committee makes recommendations to our Board in the area of executive compensation. Our Audit Committee is appointed for the purpose of overseeing and monitoring our independent audit process. It is also charged with the responsibility for reviewing all related party transactions for potential conflicts of interest. The Incentive Plan Committee is charged with the responsibility for selecting individual employees to be issued options and other grants under our 1993 Incentive Plan, as amended. Members of the Incentive Plan Committee, as non-employee directors, are automatically awarded options on an annual basis under a fixed formula under our 1993 Incentive Plan, as amended. (See "Compensation of Directors").

              COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities, to file initial reports of securities ownership of the Company and reports of changes in ownership of our equity securities of the Company with the Securities and Exchange Commission ("SEC"). Such persons also are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, during the fiscal year ended June 30, 1999, our officers and directors complied with all applicable Section 16(a) filing requirements. These statements are based solely on a review of the copies of such reports furnished to us by our officers and directors and their written representations that such reports accurately reflect all reportable transactions.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         SHAREHOLDERS AND MANAGEMENT

     (a)  Security Ownership of Certain Beneficial Owners:
          -----------------------------------------------

          The following table presents information concerning persons known by us to own beneficially 5% or more of our issued and outstanding voting securities at April 24, 2001.

                    Name and Address         Amount and Nature
                      of Beneficial            of Beneficial      Percent
Title of Class (1)       Owner                  Ownership        of Class (2)
-----------------   ----------------         -----------------   ------------

Common stock        Aleron H. Larson, Jr.    1,314,657 shares(3)    10.77%
(includes options   555 17th St., #3310
for common stock)   Denver, CO 80202

Common stock        Roger A. Parker          1,255,057 shares(4)    10.62%
(includes options   555 17th St., #3310
for common stock)   Denver, CO 80202

Common stock        Bank Leu AG                843,621 shares(5)     7.73%
                    Bahnhofstrasse 32
                    8022 Switzerland

Common stock        GlobeMedia AG              785,346 shares(6)     6.76%
(includes options   Immanuel Hohlbauch
for common stock)   Strasse 41
                    Goppingen/Germany

Common stock        Burdette A. Ogle           761,891 shares(7)     6.92%
(includes options   1224 Coast Village Rd, #24
for common stock)   Santa Barbara, CA 93108

Common stock        Evergreen Resources, Inc   643,061 shares        5.89%
                    1401 17th Street
                    Suite 1200
                    Denver, CO 80202

Common stock        BWAB Limited Liability     642,430 shares        5.89%
                     Company
                    475 17th Street
                    Suite 1390
                    Denver, CO  80202

------------------------

(1) We have an authorized capital of 300,000,000 shares of $.01 par value common stock of which 10,908,600 shares were issued and outstanding as of April 24, 2001. We also have an authorized capital of 3,000,000 shares of $.10 par value preferred stock of which no shares were outstanding at April 24, 2001.

(2) The percentage set forth after the shares listed for each beneficial owner is based upon total shares of common stock outstanding at April 24, 2001 of 10,908,600. The percentage set forth after each beneficial owner is calculated as if any warrants and/or options owned had been exercised by such beneficial owner and as if no other warrants and/or options owned by any other beneficial owner had been exercised. Warrants and options are aggregated without regard to the class of warrant or option.

(3) Includes 12,467 shares owned by Mr. Larson's wife and 4,000 shares owned by his children; and 448,190 options to purchase 448,190 shares of common stock at $0.05 per share until September 1, 2008 for 353,190 of the options and until December 10, 2008 for 100,000 of these options. Also includes options to purchase 100,000 shares of common stock at $1.75 per share until November 5, 2009; options to purchase 300,000 shares of common stock at $3.75 per share until July 14, 2010; options to purchase 250,000 shares of common stock at $5.00 per share until October 9, 2010; and options to purchase 200,000 shares of common stock at $3.29 per share until January 8, 2011.

(4) Includes 346,681 shares owned by Mr. Parker directly and 58,376 options to purchase 58,376 shares of common stock at $0.05 per share until May 20, 2009. Also includes options to purchase 100,000 shares of common stock at $1.75 until November 5, 2009; options to purchase 300,000 shares of common stock at $3.75 per share until July 14, 2010; options to purchase 250,000 shares of common stock at $5.00 per share until October 9, 2010; and options to purchase 200,000 shares of common stock at $3.29 per share until January 8, 2011.

(5) Shares are held by Bank Leu AG as nominee for various beneficial owners, none of which owns beneficially greater than 5% of our stock. Bank Leu AG holds record title only and does not have voting or investment power for the shares.

(6) Consists of 30,692 shares owned directly by GlobeMedia AG; 46,154 shares owned by Quadrafin AG; options to purchase 108,500 shares of common stock at $2.50 per share until April 10, 2002; options to purchase 200,000 shares of common stock at $4.5625 per share for a period of one year beginning with the effective date of a registration statement covering the shares underlying the options; options in the name of Pegasus Finance Limited, an affiliate of GlobeMedia AG, to purchase common stock for periods beginning with the effective date of a registration statement covering the common shares underlying the options as follows: 100,000 shares at $2.50 per share for one year; 100,000 shares at $3.00 per share for one year; 100,000 shares at $6.00 per share for one year; and options, also in the name of Pegasus Financial Limited, to purchase 100,000 shares of common stock at $3.125 per share until January 9, 2004.

(7) Includes 635,264 shares owned by Mr. Ogle directly, 26,627 shares owned beneficially by Sunnyside Production Company, and warrants to purchase 100,000 shares of common stock at $3.00 per share until August 31, 2004, with a call provision that allows us to repurchase any unexercised warrants for an aggregate sum of $1,000 after our stock has traded for $6.00 per share or greater for 30 consecutive trading days.

     Security Ownership of Management:

                                          Amount and Nature
 Title of      Name of Beneficial           of Beneficial       Percent
 Class (1)           Owner                    Ownership        of Class(2)
------------   ---------------------     -------------------   -----------

Common stock   Aleron H. Larson, Jr.     1,314,657 shares(3)     10.77%
Common stock   Roger A. Parker           1,255,057 shares(4)     10.62%
Common stock   Kevin K. Nanke              489,175 shares(5)      4.30%
Common stock   Terry D. Enright             25,000 shares(6)      0.23%
Common stock   Jerrie F. Eckelberger         1,725 shares(7)      0.02%
Common stock   Officers and Directors    3,085,614 shares(8)     22.68%
               as a Group (5 persons)

------------------------

(1)  See Note (1) to preceding table; includes options.

(2)  See Note (2) to preceding table.

(3)  See Note (3) to preceding table.

(4)  See Note (4) to preceding table.

(5) Consists of 25,000 shares of common stock owned directly by Mr. Nanke; options to purchase 39,175 shares of common stock at $1.125 per share until September 1, 2008; options to purchase 25,000 shares of common stock at $1.5625 per share until December 12, 2008; options to purchase 100,000 shares of common stock at $1.75 per share until May 12, 2009; options to purchase

75,000 shares of common stock at $1.75 per share until November 5, 2009; options to purchase 125,000 shares of common stock at $3.75 per share until July 14, 2010; and options to purchase 100,000 shares of common stock at $3.29 until January 9, 2011.

(6) Includes 10,000 Class I warrants to purchase shares of common stock at $3.50 per share until June 9, 2003; 7,500 options to purchase shares of common stock at $3.30 per share until November 11, 2006; and 7,500 options to purchase shares of common stock at $3.15 per share until December 31, 2006.

(7) Includes 1,725 options to purchase shares of common stock at $2.98 per share until December 31, 2006.

(8)  Includes all warrants, options and shares referenced in footnotes (3),
(4), (5), (6) and (7) above as if all warrants and options were exercised and as if all resulting shares were voted as a group.

                            EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                              Long-Term
                                                            Compensation
                                             Annual         ------------
                                          Compensation         Awards
                                      --------------------  ------------
                                                             Securities
                                                             Underlying
        Name and                                             Options/       All Other
   Principal Position        Period    Salary(1)   Bonus     SARs(#)      Compensation($)
------------------------   ----------  ---------  --------  -----------   ---------------
Aleron H. Larson, Jr.
Chairman, CEO, Secretary,   Year Ended
Treasurer and Director      6/30/00     $198,000  $ 75,000   100,000(2)        -0-
                            Year Ended
                            6/30/99      198,000   105,000   559,500(3)        -0-
                            Year Ended
                            6/30/98      198,000      -0-    275,000(5)        -0-

Roger A. Parker
President, Chief Operating  Year Ended
Officer and Director        6/30/00     $198,000  $ 75,000   100,000(2)        -0-
                            Year Ended
                            6/30/99      198,000   105,000   510,663(4)        -0-
                            Year Ended
                            6/30/98      198,000       -0-   253,427(5)        -0-

Kevin K. Nanke              Year Ended
Chief Financial Officer     6/30/00     $105,417    15,000   100,000(6)        -0-

------------------------

(1)  Includes reimbursement of certain expenses.

(2) Option to purchase 100,000 shares of common stock at $1.75 per share until November 5, 2009.

(3) Represents all options held by individual at June 30, 2000. Includes 459,500 previously granted options and 100,000 options granted during fiscal 1999 for which the exercise price was repriced during fiscal 1999 to $0.05 per share and the expiration date extended to 9/01/08 for 459,500 options and to 12/01/08 for 100,000 options.

(4) Represents all options held by individual at June 30,2000. Includes 320,977 previously granted options and 100,000 options granted during fiscal 1999 for which the exercise price was repriced during fiscal 1999 to $0.05 per share and the expiration date extended to 9/01/08 for 320,977 options and to 12/01/08 for 100,000 options. Also includes a grant of options to purchase 89,686 shares of common stock at $0.05 per share until 5/20/09.

(5) Previously granted options: exercise price repriced from $3.25 to $1.66 and expiration date extended until December 8, 2007 during fiscal year 1998 and repriced again in 1999 as described in Notes 2 and 3 above. These options are included in the options described in Notes 2 and 3 above.

(6) Represents option to purchase 75,000 shares of common stock at $1.75 per share until November 5, 2009 and option to purchase 25,000 shares of common stock at $.01 per share until December 31, 2009.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                           Percent
                         Number of        of Total
                         Securities     Options/SAR's   Exercise     Market
                         Underlying      Granted to     or Base     Price on
                        Options/SAR's   Employees in     Price       Date of   Expiration
        Name              Granted        Fiscal Year     ($/Sh)    Grant($/sh)    Date
---------------------   -------------   -------------   --------   ----------- ----------

Aleron H. Larson, Jr.     100,000          28.57%        $1.75        $1.75     11/05/09

Roger A. Parker           100,000          28.57%         1.75         1.75     11/05/09

Kevin K. Nanke             75,000          21.43%         1.75         1.75     11/05/09
                           25,000           7.14%          .01          .01     12/31/09

               AGGREGATED OPTIONS/EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION/VALUES

                                                       Number of
                                                       Securities            Value of
                                                       Underlying          Unexercised
                                                       Unexercised         in-the-Money
                                                         Options             Options
                           Shares                          at                  at
                          Acquired                   June 30, 2000 (#)   June 30, 2000 ($)
                             On          Realized      Exercisable/      Exercisable/
         Name            Exercise (#)       $         Unexercisable       Unexercisable
---------------------    ------------    --------    ----------------   ------------------

Aleron H. Larson, Jr.       40,000       $101,120       619,500/0          $2,233,660/0
CEO

Roger A. Parker            260,427        513,501       350,336/0           1,188,915/0
President

Kevin K. Nanke              25,000         53,750       298,900/0             718,102/0
Chief Financial
Officer


Compensation of Directors
-------------------------

     As a result of elections made by non-employee directors under the formulas provided in our 1993 Incentive Plan, as amended, we granted options to non-employee directors as follows:

                            Number      Exercise     Expiration
      Director            Of Options     Price          Date
---------------------     ----------    --------     ----------

Terry D. Enright           10,000        $1.30       1/20/2010
Jerrie F. Eckelberger      10,000         1.30       1/20/2010

     In addition, the outside non-employee directors are each paid $500 per month. Jerrie F. Eckelberger and Terry D. Enright were each paid $6,000 during the year ended June 30, 2000.

Employment Contracts and Termination of Employment and Change-in-Control
Agreement
------------------------------------------------------------------------

     On April 10, 1998, our Compensation Committee authorized us enter into employment agreements with our Chairman and President which employment agreements replaced and superseded the prior employment agreements with these persons. Under the employment agreements our Chairman and President each receive a salary of $198,000 per year. Their employment agreements have five-year terms and include provisions for cars, parking and health insurance. Terms of their employment agreements also provide that the employees may be terminated for cause but that in the event of termination without cause or in the event we have a change in control, as defined in our 1993 Incentive Plan, then the employees will continue to receive the compensation provided for in the employment agreements for the remaining terms of the employment agreements. Also in the event of a change of control and irrespective of any resulting termination, we will immediately cause all of each employee's then outstanding unexercised options to be exercised by us on behalf of the employee and we will pay the employee's federal, state and local taxes applicable to the exercise of the options and warrants.

Retirement Savings Plan
-----------------------

     During 1997 we began sponsoring a qualified tax deferred savings plan in the form of a Savings Incentive Match Plan for Employees ("SIMPLE") IRA plan available to companies with fewer than 100 employees. Under the SIMPLE IRA plan, our employees may make annual salary reduction contributions of up to three percent (3%) of an employee's base salary up to a maximum of $6,000 (adjusted for inflation) on a pre-tax basis. We will make matching contributions on behalf of employees who meet certain eligibility requirements. During the fiscal year ended June 30, 2000, we contributed $17,565 under the Plan.

              REPORT OF THE COMPENSATION AND INCENTIVE PLAN COMMITTEES
                          REGARDING COMPENSATION ISSUES

     The objective of our Compensation Committee is to design our executive compensation program to enable us to attract, retain and motivate executive personnel deemed necessary to maximize return to shareholders. The fundamental concept of the program is to align the amount of an executive's total compensation with his contribution to our success in creating shareholder value.

     In furtherance of this objective, the Compensation Committee has determined that the program should have the following components:

     BASE SALARIES: Our Committee believes that we should offer competitive base salaries to enable us to attract, motivate and retain capable executives. Our Committee has in the past determined levels of the base compensation using published compensation surveys and other information for energy and similar sized companies. Our Committee may or may not use such surveys or other information to determine levels of base compensation in the future.

     LONG-TERM INCENTIVES: Our Committee believes that long-term compensation should comprise a substantial portion of each executive officer's total compensation. Long-term compensation provides incentives that encourage our executive officers to own and hold our stock and tie their long-term economic interests directly to those of our shareholders. Long-term compensation can be provided in the form of restricted stock or stock options or other grants under our 1993 Incentive Plan, as amended.

     With specific reference to our officers, our Committee attempts to exercise great latitude in setting salary and bonus levels and granting stock options. Philosophically, our Committee attempts to relate executive compensation to those variables over which the individual executive generally has control. These officers have the primary responsibility for improving shareholder value for us.

     Our Committee believes that its objective of linking executive compensation to corporate performance results in alignment of compensation with corporate goals and shareholder interest. When performance goals are met or exceeded, shareholder value is increased and executives are rewarded commensurately. Corporate performance includes circumstances that will result in long-term increases in shareholder value notwithstanding that such circumstances may not be reflected in the immediate increase in our profits or share price. It is our Committee's objective to emphasize and promote long-term growth of shareholder value over short-term, quarter to quarter performance whenever these two concepts are in conflict. Our Committee believes that compensation levels during 2000 adequately reflect our compensation goals and policies.

     In 1993, the Internal Revenue Code was amended to add section 162(m), which generally disallows a tax deduction for compensation paid to senior executive officers in excess of $1 million per person in any year. Excluded from the $1 million limitation is compensation which meets pre-established performance criteria or results from the exercise of stock options which meet certain criteria. While we generally intend to qualify payment of compensation under section 162(m), we reserve the right to pay compensation to our executives from time to time that may not be tax deductible.

                         REPORT OF THE AUDIT COMMITTEE

     The Company has a standing Audit Committee of the Board of Directors(the "Audit Committee"). The Audit Committee consists of Messrs. Enright and Eckelberger, who are independent (as defined in the Nasdaq listing standards). The Audit Committee operates pursuant to a charter (the "Audit Committee Charter") approved and adopted by the Board. The Audit Committee Charter is attached as Exhibit A to this Proxy Statement. The Audit Committee held one
(1) meeting in fiscal 2000. The Audit Committee on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements and footnotes thereto in the Company's fiscal 2000 Annual Report to Shareholders with management.

     The Audit Committee has discussed with the Company's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61.

     The Audit Committee has discussed with the Company's independent public accountants their independence from management and the Company, and received from them the written disclosures and the letter concerning the independent public accountants' independence required by the Independence Standards Board Standard No. 1.

     Based on the Audit Committee's review the foregoing and discussions with management and the Company's independent public accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

     MEMBERS OF THE AUDIT COMMITTEE

        Terry D. Enright
        Jerrie F. Eckelberger


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     (a) Effective October 28, 1992, we entered into a five year consulting agreement with Burdette A. Ogle and Ronald Heck which provides for an aggregate fee to the two of them of $10,000 per month. We agreed to extend this agreement for one year during the 1998 fiscal year and, subsequent to June 30, 1998, agreed to extend it through December 1, 1999. Subsequent to December 1, 1999 we have retained Messrs Ogle and Heck on a month to month basis at the same monthly rate. At August 7, 2000, Messrs. Ogle and Heck own beneficially 8.38% and 2.78%, respectively, of our outstanding Common Stock. To our best knowledge and belief, the consulting fee paid to Messrs. Ogle and Heck is comparable to those fees charged by Messrs. Ogle and Heck to other companies owning interests in properties offshore California for consulting services rendered to those other companies with respect to their own offshore California interests. It is our understanding that, in the aggregate, Mr. Ogle represents, as a consultant, a significant percentage of all of the ownership interests in the various properties that are located in the same general vicinity of our offshore California properties. Mr. Ogle also consults with and advises us relative to properties in areas other than offshore California, relative to potential property acquisitions and with respect to our general oil and gas business. It is our opinion that the fees paid to Messrs. Ogle and Heck for the services rendered are comparable to fees that would be charged by similarly qualified non-affiliated persons for similar services.

     (b) Effective February 24, 1994, at the time Ogle was the owner of 21.44% of our stock, he granted us an option to acquire working interests in three undeveloped offshore Santa Barbara, California, federal oil and gas units. In August 1994, we issued a warrant to Ogle to purchase 100,000 shares of our common stock for five years at a price of $8 per share in consideration of the agreement by Ogle to extend the expiration date of the option to January 3, 1995. On January 3, 1995, we exercised the option from Ogle to acquire the working interests in three proved undeveloped offshore Santa Barbara, California, federal oil and gas units. The purchase price of $8,000,000 is represented by a production payment reserved in the documents of Assignment and Conveyance and will be paid out of three percent (3%) of the oil and gas production from the working interests with a requirement for minimum annual payments. We paid Ogle $1,550,000 through fiscal 1999 and are to continue to pay a minimum of $350,000 annually until the earlier of: 1) when the production payments accumulate to the $8,000,000 purchase price; 2) when 80% of the ultimate reserves of any lease have been produced; or 3) 30 years from the date of the conveyance. Under the terms of the agreement, we may reassign the working interests to Ogle upon notice of not more than 14 months nor less than 12 months, thereby releasing us of any further obligations to Ogle after the reassignment.

     On December 17, 1998, we amended our Purchase and Sale Agreement with Ogle dated January 3, 1995. As a result of this amended agreement, at the time of each minimum annual payment we will be assigned an interest in the three undeveloped offshore Santa Barbara, California, federal oil and gas units proportionate to the total $8,000,000 production payment. Accordingly, the annual $350,000 minimum payment is recorded as an addition to undeveloped offshore California properties. In addition, pursuant to this agreement, we extended and repriced the previously issued warrant to purchase 100,000 shares of our common stock. Prior to fiscal 1999, the minimum royalty payment was expensed in accordance with the purchase and sale agreement with Ogle dated January 3, 1995. As of June 30, 2000, we have paid a total of $1,900,000 in minimum royalty payments.

     The terms of the original transaction and the amendment with Mr. Ogle were arrived at through arms-length negotiations initiated by our management. We are of the opinion that the transaction is on terms no less favorable to us than those which could have been obtained from non-affiliated parties. No independent determination of the fairness and reasonableness of the terms of the transaction was made by any outside person.

     (c) Our Board of Directors has granted our officers the right to participate on a non-promoted basis in up to a five percent (5%) working interest in any well drilled, re-entered, completed or recompleted by us on our acreage (provided that any well to be re-entered or recompleted is not then producing economic quantities of hydrocarbons). Prior to commencement of the work on any such well, Messrs. Larson and Parker are required to pay us the unpromoted cost thereof as estimated by our consulting engineers.

     (d) On April 10, 1998, our Compensation Committee authorized us to enter into employment agreements with our Chairman and President, which employment agreements replaced and superseded the prior employment agreements with such persons. The employment agreements have five year terms and include provisions for cars, parking and health insurance. Terms of the employment agreements also provide that the employees may be terminated for cause but that in the event of termination without cause or in the event we have a change in control, as defined in our 1993 Incentive Plan, as amended, then the employees will continue to receive the compensation provided for in the employment agreements for the remaining terms of the employment agreements. Also in the event of a change of control and irrespective of any resulting termination, we will immediately cause all of each employee's then outstanding unexercised options to be exercised by us on behalf of the employee with us paying the employee's federal, state and local taxes applicable to the exercise of the options and warrants.

     (e) On January 6, 1999, we and our Compensation Committee authorized our officers to purchase shares of the securities of another company, Bion Environmental Technologies, Inc. ("Bion"), which were held by us as "securities available for sale", at the market closing price on that date not to exceed $105,000 per officer. Our Chairman, Aleron H. Larson, Jr., purchased 29,900 shares of Bion from us for $89,032.

     (f) On January 3, 2000, we and our Compensation Committee authorized our officers to purchase shares of Bion which were held by us as "securities available for sale" at the market closing price on that day. Our officers purchased 47,250 shares for $237,668.

     (g) Our officers, Aleron H. Larson, Jr., Chairman and CEO, and Roger A. Parker, President, loaned us $1,000,000 to make our June 8, 1999 payment to Whiting Petroleum Corporation ("Whiting") required under our agreement with Whiting, also dated June 8, 1999 to acquire Whiting's interests in the Point

Arguello Unit and the adjacent Rocky Point Unit. In connection with this loan, Mr. Parker was issued options under our 1993 Incentive Plan, as amended, to purchase 89,868 shares at $.05 per share and the exercise prices of the existing options of Messrs. Parker and Larson were reduced to $.05 per share. (See Form 8-K/A dated June 9, 1999.)

     (h) On July 30, 1999, we borrowed $2,000,000 from an unrelated entity which was personally guaranteed by Aleron H. Larson, Jr., Chairman and CEO and
Roger A. Parker, President.   The proceeds were applied to the acquisition of
Whiting's interests in the Point Arguello Unit and adjacent Rocky Point Unit. As consideration for the guarantee of our indebtedness we agreed to assign a 1% overriding royalty interest to each officer in the properties acquired with the proceeds of the loan (proportionately reduced to the interest we acquired in each property). (See Form 8-K dated August 25, 1999.)

     (i) On November 1, 1999 we borrowed approximately $2,800,000 from an unrelated entity which was personally guaranteed by Aleron H. Larson, Jr., Chairman and CEO and Roger A. Parker, President. The loan proceeds were used to purchase eleven producing wells and associated acreage in New Mexico and Texas. As consideration for the guarantee of our indebtedness we agreed to assign a 1% overriding royalty interest to each officer in the properties acquired with the proceeds of the loan (proportionately reduced to the interest we acquired in each property). (See Form 8-K dated November 1, 1999.)

     (j) On December 1, 1999, our Incentive Plan Committee granted Kevin K. Nanke, our Chief Financial Officer, 25,000 options to purchase our common stock at $.01 per share.

     (k) We operate wells in which our officers or employees or companies affiliated with one of them own working interests. At June 30, 2000 we had $129,730 of net receivables from these related parties (including affiliated companies) primarily for drilling costs and lease operating expenses on wells operated by us.

     (l) On July 10, 2000, we borrowed $3,795,000 from an unrelated entity which was personally guaranteed by Aleron H. Larson, Jr., Chairman, and Roger
A. Parker, President. The loan proceeds were used by us to purchase interests in producing wells and acreage in the Eland and Stadium fields in Stark County, North Dakota. As consideration for the guarantee of our indebtedness we agreed to issue 300,000 options to each of Messrs. Larson and Parker to purchase our common stock for $3.75 per share until July 14, 2010.

     (m) During the past two years ended March 31, 2001, we issued options to GlobeMedia AG and its affiliate, Pegasus Finance, Ltd., as consideration for services relating to raising capital for us in Europe as follows: November 23, 1999, options to purchase 250,000 shares of common stock at $2.50 per share; July 5, 2000, options to purchase 100,000 shares of common stock at $2.50 per share; July 5, 2000, options to purchase 100,000 shares at $3.00 per share; and January 8, 2001, options to purchase 100,000 shares of common stock at $3.125 per share. During the same period we issued options to GlobeMedia AG for services relating to shareholder and public relations in Europe as follows: November 23, 1999, options to purchase 250,000 shares of common stock at $2.50 per share; February 17, 2000, options to purchase 200,000 shares of common stock at $2.50 per share; July 5, 2000, options to purchase 100,000 shares of common stock at $6.00 per share; and March 21, 2001, and options to purchase 200,000 shares of common stock at $4.5625 per share. In addition, during this period we sold 30,692 shares of restricted common stock to GlobeMedia AG on October 11, 2000 at $3.25 per share and we sold 46,154 shares of restricted common stock to Quadrafin AG, an affiliate of GlobeMedia AG, on October 11, 2000 at $3.25 per share. During the past two years we have paid GlobeMedia approximately $75,000 for services and expenses relating to shareholder and public relations in Europe and approximately $285,000 in commissions for raising additional capital.

     (n) On January 4, 2000 we sold 175,000 shares of restricted common stock at a price of $2.00 per share and on January 3, 2001 we sold 116,667 shares of restricted common stock at a price of $3.00 per share to Evergreen Resources, Inc. In connection with these purchases we gave Evergreen Resources, Inc. an option to acquire an interest in some of our undeveloped properties until September 30, 2001.

     (o) During the past two years ended March 31, 2001 we issued 315,000 shares of restricted common stock to BWAB Limited Liability Company in exchange for services related to the acquisition of properties. On September 26, 2000 we exchanged 127,430 shares of restricted common stock and paid $382,290 to BWAB in exchange for producing properties in Louisiana. On January 8, 2001 we issued 200,000 shares of restricted common stock to BWAB as a result of the conversion of a promissory note in the amount of $500,000.

     (p) On September 29, 2000 we acquired the West Delta Block 52 Unit from Castle Offshore LLC and BWAB Limited Liability Company as described in our Form 8-K dated September 29, 2000, by paying $1,529,157 and issuing 509,719 shares of our restricted common stock at $3.00 per share. We borrowed $1,463,532 of the cash portion of the purchase price from an unrelated entity. To induce this lender to make the loan to us two of our officers, Aleron H. Larson, Jr., Chairman, and Roger A. Parker, President, agreed to personally guarantee the loan. As consideration for the guarantees of our indebtedness we permitted each of these two officers to purchase up to 5% of the working interest acquired by us in the West Delta Block 52 Unit by delivering to the Company shares of our common stock at $3.00 per share equal to up to 5% of the purchase price paid by us. We also permitted our Chief Financial Officer, Kevin Nanke, to purchase up to 2-1/2% of the working interest upon the same terms. Messrs. Larson and Parker each delivered 58,333 shares of common stock and Mr. Nanke delivered 29,167 shares of common stock, thereby purchasing the maximum permitted to each. These shares have been retired.

     (q) On February 12, 2001, we permitted our officers, Aleron H. Larson, Jr., Chairman, Roger A. Parker, President, and Kevin K. Nanke, Treasurer, to purchase interests owned by us in the Cedar State gas property in Eddy County, New Mexico, with its existing gas well, and in our Ponderosa Prospect with its approximately 52,000 gross exploratory leasehold acres in Harding and Butte Counties, South Dakota, based upon our purchase price in each property. We permitted these officers to purchase their interests by exchanging their Delta common stock at the market closing price on February 12, 2001 of $5.125 per share. Messrs. Larson and Parker each exchanged 31,310 shares for a 5% interest in each property and Mr. Nanke exchanged 15,655 shares for a 2-1/2% interest in each property. On the same date we permitted our officers to participate in the drilling of our Austin State #1 well in Eddy County, New Mexico, by immediately making a commitment to participate in the well (prior to any bore hole knowledge or information relating to the objective zone or zones) and pay their share of Delta's working interest costs of drilling and completing or abandoning the well. The costs may be paid in either cash or

Delta common stock at the February 12, 2001 closing price of $5.125 per share. Messrs. Larson and Parker each committed to pay the costs associated with a 5% working interest in the well and Mr. Nanke likewise committed to a 2-1/2% working interest in the well. At March 31, 2001, the working interest costs had not yet been billed.

                             2001 INCENTIVE PLAN
                          (Proposal 2 of the Proxy)

     The Board of Directors adopted the 2001 Incentive Plan (the "2001 Plan") on April 23, 2001, subject to approval by the shareholders of the Company at the Annual Meeting.

PURPOSE OF THE 2001 PLAN

     The purpose of the 2001 Plan is to enable the Company to attract officers and other key employees and consultants and to provide them with appropriate incentives and rewards for superior performance. The 2001 Plan affords the Company the ability to respond to changes in the competitive and legal environments by providing the Company with flexibility in key employee and executive compensation. This plan is designed to be an omnibus plan allowing the Company to grant a wide range of compensatory awards including stock options, stock appreciation rights, phantom stock, restricted stock, stock bonuses and cash bonuses. The 2001 Plan is intended to encourage stock ownership by recipients by providing for or increasing their proprietary interests in the Company, thereby encouraging them to remain in the Company's employment.

DESCRIPTION OF THE 2001 PLAN

     GENERAL. The following general description of certain features of the 2001 Plan is qualified in its entirety by reference to the 2001 Plan, which is attached as Appendix B. Subject to adjustment as provided in the 2001 Plan, the number of shares of Common Stock that may be issued or transferred, plus the amount of shares of Common Stock covered by outstanding awards granted under the 2001 Plan, shall not in the aggregate exceed 2,000,000.

     ELIGIBILITY. Officers, including officers who are members of the Board of Directors, and other key employees of and consultants and advisors to the Company may be selected by the Committee (as defined below) to receive benefits under the 2001 Plan. Non-employee Directors will only participate under special provisions set forth in the 2001 Plan.

     TERMS OF OPTIONS AND OTHER POSSIBLE AWARDS. The 2001 Plan authorizes the granting of options to purchase shares of Common Stock stock appreciation rights ("SAR's"), limited subscription rights ("LSARs"), phantom stock, restricted shares, stock bonuses and cash bonuses. The terms applicable to these various types of awards, including those terms that may be established by the Board of Directors when making or administering particular awards, are set forth in detail in the 2001 Plan.

     TRANSFERABILITY OF AWARDS. Except as may be limited by the Committee at the time of grant, and except for Restricted Stock, awards granted under the 2001 Plan may be transferred or assigned to others. The transfer of options and other awards could have the effect of reducing the incentive effect of the award to the extent that after a transfer the holder may not have any direct relationship with us.

     OPTIONS. The Committee may grant Options that entitle the optionee to purchase shares of Common Stock at a price less than, equal to or greater than market value on the date of grant. The option price is payable at the time of exercise (i) in cash or cash equivalent, (ii) by the transfer to the Company of shares of Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price. In addition, at the time of grant the Committee may provide that an Option may be exercised in a "cashless" transaction in which the holder may surrender all or a portion of the Option and receive the number of shares of Common Shares equal in value to the Fair Market Value per share at the date of surrender less the exercise price per share of the Option, multiplied by the number of shares which may be purchased under the Option, or portion thereof, being surrendered.

     Options granted under the 2001 Plan may be Options that are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Code") or Options that are not intended to so qualify. The 2001 Plan permits the granting of incentive stock options or nonqualified stock options at the discretion of the Committee. The exercise price for nonqualified stock options granted may not be less the fair market value per share of Common Stock on the date of grant. The exercise price for ISOs may not be less than the fair market value per share of Common Stock on the date of grant, and ISOs granted to persons owning more than 10% of the Company's voting stock must have an exercise price of not less than 110% of the fair market value per share of Common Stock on the date of grant. All ISO's granted must be exercised within ten years of grant, except that ISOs granted to 10% or more shareholders must be exercised within five years of grant. The aggregate market value (as determined as of the date of grant) of the Common Stock for which any optionee may be awarded ISOs which are first exercisable by such optionee during any calendar year may not exceed $100,000.

     The Committee may specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment of the optionee by the Company or any subsidiary that are necessary before the Options will become exercisable. The 2001 Plan also provides that in the event of a change in control of the Company or other similar transaction or event, each Option granted under the 2001 Plan shall become fully and immediately exercisable.

     STOCK APPRECIATION RIGHTS. Stock Appreciation Rights ("SARs")granted under the 2001 Plan may be either freestanding or granted in tandem with an Option. Limited Stock Appreciation Rights ("LSARs") may only be granted in connection with the grant of an option and may only be exercisable in the event of a change in control in lieu of exercising the option. SARs and LSARs represent the right to receive from the Company the difference ("Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Common Stock in the case of a free-standing SAR, or the option price of the related Options in the case of a tandem SAR or LSAR, and the market value of the Common Stock on the date of exercise of the SAR or LSAR. Tandem SARs may only be exercised at a time when the related Option Right is exercisable, and the exercise of a tandem SAR requires the surrender of the related Option Right for cancellation. A free-standing SAR must specify the conditions that must be met before the SAR becomes exercisable, and may not be exercised more than 10 years from the date of grant.

     PHANTOM STOCK. The Committee may grant shares of Phantom Stock under the 2001 pursuant to an agreement approved by the Committee which provides for vesting conditions it deems appropriate. Upon vesting of a share of Phantom Stock the participant will receive in cash a sum equal to the fair market value of a share of Common Stock on the date of vesting plus an amount of cash equal to the aggregate amount cash dividends paid on each share of the Company's Common Stock commencing on the date of grant of the Phantom Stock. In the event of a change in control, all shares of unvested Phantom Stock outstanding shall become immediately vested.

     RESTRICTED SHARES. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services or, as and to the extent determined by the Committee, the achievement of certain performance criteria. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant or in consideration of a payment by the participant that is less than the market value of the shares on the date of grant, as the Board of Directors may determine. In the event of a change in control, unvested Restricted Stock shall become immediately vested.

     STOCK BONUSES. The Committee may grant Stock Bonuses under the 2001 Plan in such amounts as it shall determine from time to time. Stock Bonuses shall be paid at such times and subject to the conditions the Committee determines at the time of the grant.

     CASH BONUSES. Subject to the provisions of the Plan, the Committee may grant, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable after the date on which a Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine. However, in no event shall the amount of a Cash Bonus exceed 50% of the fair market value of the related shares of Restricted Stock or Stock Bonus.

     INCENTIVE AWARDS TO NONEMPLOYEE DIRECTORS. The Plan will be administered as to Nonemployee Directors by the Board of Directors. No Nonemployee Director will be eligible for an Incentive Award if, at the time of the Award the Nonemployee Director (i) is directly or indirectly the beneficial owner of five percent or more of any class of equity security of the Company which is registered pursuant to Section 12 of the Exchange Act or of any security convertible into or exercisable for such class of equity security (excluding shares covered by the 2001 Plan); or (ii) is an officer, director, 10% or greater shareholder, employee or agent of a person or entity which is directly or indirectly the beneficial owner of more than five percent of any class of equity security of the Company which is registered pursuant to Section 12 of the Exchange Act or of any security convertible into or exercisable for such class of equity security (excluding shares covered by the 2001 Plan). Incentive Award grants, if any, to any non-eligible Nonemployee Directors shall be determined by the Board.

     Unless the Board of Directors otherwise directs, Options or Common Stock will automatically be granted to Nonemployee Directors in each calendar year during the term of the 2001 Plan as of December 31. Annually each eligible Nonemployee Director will be granted either: (1) an option for 20,000 shares of common stock, or, if a director for less than the prior 12 months, a pro rata portion of 20,000 shares of common stock based upon the number of months such Participant was a Nonemployee Director of the Company; or (2) at the election of the participating Nonemployee Director, shall be granted, in lieu of an option, 10,000 shares of Common Stock.

     The exercise price of Options granted to Nonemployee Directors pursuant to the 2001 Plan will be 50% of the market price as determined at the date of grant. Each Option will be exercisable for a ten year period commencing on the date of grant.

     ADJUSTMENTS. The maximum number of shares of Common Stock that may be issued or transferred under the 2001 Plan, the number of shares covered by outstanding awards and the option prices or base prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events.

     ADMINISTRATION AND AMENDMENTS.   The 2001 Plan is administered by the
Committee designated by the Board of Directors. In connection with its administration of the 2001 Plan, the Committee is authorized to interpret the 2001 Plan and related agreements and other documents. The Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the 2001 Plan. The Committee may with the concurrence of the affected participant cancel any agreement evidencing an award granted under the 2001 Plan. In the event of any such cancellation, the Committee may authorize the granting of a new award under the 2001 Plan in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the 2001 Plan had the canceled award not been granted.

     The 2001 Plan may generally be amended from time to time by the Board of Directors, but without further approval by the shareholders of the Company except that no such amendment (unless expressly allowed pursuant to the adjustment provisions described above) may increase the aggregate number of shares that may be issued under the 2001 Plan.

     TAX CONSEQUENCES TO THE COMPANY. To the extent that a participant recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code and (ii) any applicable withholding obligations are satisfied.

NEW PLAN BENEFITS

     No options or awards have been granted under the 2001 Plan. The future benefits or amounts that would be received under the 2001 Plan by executive officers, and the non-executive officer employees are discretionary and are therefore not determinable at this time.

     Had the 2001 Plan been applicable for 2000 and the non-employee directors elected to receive the shares of Common Stock, the grants would have been as follows:

     2001 Plan
     ---------

                              Dollar          Number of
Name and Position           Value ($)(1)       Shares
-----------------           ------------      ---------

Terry Enright               $35,000             10,000
Non-employee Director

Jerrie F. Eckelberger       $35,000             10,000
Non-employee Director

Non-Employee Director       $70,000             20,000
Group
__________________

(1) Based on the closing price on December 29, 2000, on the Nasdaq Small-Cap Market of $3.50 per share.

     Had the revised formula been applicable for the last fiscal year and the non-employee directors elected to receive the options to purchase shares of Common Stock, the grants would have been as follows:

     2001 Plan
     ---------

                                                    Number
                                  Exercise         of ten year
Name and Position                 Price(2)           Options
-----------------                 --------         -----------

Terry Enright                     $1.75              20,000
Non-employee Director

Jerrie F. Eckelberger             $1.75              20,000
Non-employee Director

Non-Employee Director             $1.75              40,000
Group
_______________

(2) Based on 50% of the average trading price over the previous 12-month period, as quoted on the Nasdaq Small-Cap Market.


VOTE REQUIRED FOR APPROVAL; BOARD RECOMMENDATION

     The affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting of Shareholders will be required to approve the 2001 Plan.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                       ISSUANCE OF SHARES AND WARRANTS
                 PURSUANT TO THE INVESTMENT AGREEMENT WITH
                        SWARTZ PRIVATE EQUITY, LLC
                         (Proposal 3 of the Proxy)

     On April 4, 2001, we entered into an amended and restated investment agreement with Swartz Private Equity, LLC. The investment agreement entitles us to issue and sell up to $20 million of our common stock to Swartz, subject to a formula based on our stock price and trading volume, from time to time over a three year period following the effective date of the registration statement that we filed on May 1, 2001.

     Nasdaq rules require us to obtain the approval of our shareholders prior to the issuance of securities in connection with a transaction other than a public offering involving the sale or issuance by us of our common stock and securities exercisable for common stock at a price less than the greater of book or market value which (together with any sales by officers, directors or substantial shareholders of the company) equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance.

     Shareholder approval is also required by the investment agreement if the number of shares sold to Swartz, together with any shares previously sold to Swartz, would equal 20% of the shares of our common stock that would be outstanding prior to the sale.

     As of April 24, 2001, we had 10,908,600 shares issued and outstanding. Pursuant to the terms of the Investment Agreement with Swartz, we will register an aggregate of 6,000,000 shares for sale, including the 500,000 shares underlying a commitment warrant already issued to Swartz. The resale of the shares underlying the commitment warrant is subject to a dribble out provision which is discussed in more detail later. A registration statement to register these shares was filed on May 1, 2001, and has not yet become effective.

     If we were to sell all 6,000,000 shares to Swartz and if Swartz exercised all of its warrant and did not resell any of the shares, Swartz would own approximately 55% of our outstanding common stock based on the number of shares that we currently have issued and outstanding. It is expected, however, that Swartz will not beneficially own more than 9.9% of our outstanding stock at any one time. Pursuant to the terms of the investment agreement with Swartz, we are not obligated to sell Swartz any of the shares to Swartz nor do we intend to sell shares to Swartz unless it is beneficial to us.

     Swartz is engaged in the business of investing in publicly-traded equity securities for its own use. Other than the 500,000 shares underlying the warrant we issued to Swartz in connection with the closing of the investment agreement, Swartz does not currently beneficially own any of our common stock or any of our other securities. Other than its obligations to purchase common stock under the investment agreement and the warrant, it has no other commitments or arrangements to purchase or sell any of our securities.

     Swartz will also be considered an "underwriter" within the meaning of the Securities Act of 1933, as amended, in connection with the sale of these shares. Swartz has not had any relationship with us, any predecessor or affiliate within the past three years.

                    THE DELTA-SWARTZ INVESTMENT AGREEMENT

     On July 21, 2000, we entered into an Investment Agreement with Swartz Private Equity, LLC (the "Investment Agreement"). The Investment Agreement was amended and restated on April 4, 2001. As amended and restated, the Investment Agreement entitles us to issue and sell up to $20 million of our common stock to Swartz, subject to a formula based on our stock price and trading volume, from time to time over a three year period following the effective date of this registration statement. We refer to each election by us to sell stock to Swartz as a "Put."

     As partial consideration for executing the Letter of Agreement, Swartz was issued a warrant to purchase 500,000 shares of common stock exercisable at $3.00 per share until May 31, 2005, which is referred to as the commitment warrant. The commitment warrant contains an anti-dilution provision, which provides, if we complete a "reverse stock split" at a time when our shareholders' equity is less than $1 million, Swartz shall be issued additional warrants in an amount so that the sum of its warrants equals at least 6.2% of our fully diluted shares. At March 31, 2001 our shareholders' equity was $18,034,335. Any unexercised portion of the commitment warrant will be canceled and returned to us, if both , (1) we are not in default of any provision of our agreements with Swartz, and (2) Swartz fails to pay for any Puts after one month of being notified in writing by us that such amount is past due.

    The commitment warrant was amended to include a dribble-out provision that prevents Swartz from exercising the warrant in excess of a number of shares equal to fifteen percent (15%) of the aggregate trading volume of our Common Stock, on the primary exchange or market upon which our Common Stock is then listed for trading, during the twenty (20) trading days preceding the date of such exercise. The dribble-out provision does not apply if the average closing price of our Common Stock for the five (5) trading days immediately preceding the date of exercise is greater than or equal to eight dollars ($8.00) per share or if we are acquired by another entity.

     - PUT RIGHTS

     We may begin exercising Puts on the date of effectiveness of the registration statement that was filed on May 1, 2001, and continue for a three-year period. We currently do not intend to issue any shares to Swartz under the Investment Agreement until we obtain shareholder approval. To exercise a Put, we must have an effective registration statement on file with the Securities and Exchange Commission covering the resale to the public by Swartz of any shares that it acquires under the Investment Agreement. Also, we must give Swartz at least 10, but not more than 20, business days advance notice of the date on which we intend to exercise a particular Put right. The notice must indicate the date we intend to exercise the Put and the maximum number of shares of common stock we intend to sell to Swartz. At our option, we may also specify a maximum dollar amount (not to exceed $2 million) of common stock that we will sell under the Put. We may also specify a minimum purchase price per share at which we will sell shares to Swartz. The minimum purchase price cannot exceed 80% of the closing bid price of our common stock on the date we give Swartz notice of the Put.

     The number of common shares we sell to Swartz may not exceed 15% of the aggregate daily reported trading volume of our common shares during the 20 business days before and 20 days after the date we exercise a Put. Further, we cannot issue additional shares to Swartz that, when added to the shares Swartz previously acquired under the Investment Agreement during the 31 days before the date we exercise the Put, will result in Swartz holding over 9.99% of our outstanding shares upon completion of the Put.

     Swartz will pay us a percentage of the market price for each share of common stock under the Put. The market price of the shares of common stock during the 20 business days immediately following the date we exercise a Put is used to determine the purchase price Swartz will pay and the number of shares we will issue in return. This 20 day period is the pricing period. For each share of common stock, Swartz will pay us the lesser of:

         -    the market price for each share, minus $.25; or

         -    91% of the market price for each share.

     The Investment Agreement defines market price as the lowest closing bid price for our common stock during the 20 business day pricing period. However, Swartz must pay at least the designated minimum per share price, if any, that we specify in our notice. If the price of our common stock is below the greater of the designated minimum per share price plus $.25, or the designated minimum per share price divided by .91 during any of the 20 days during the pricing period, that day is excluded from the 15% volume limitation described above. Therefore, the amount of cash that we can receive for that Put may be reduced if we elect to a minimum price per share and our stock price declines.

     We must wait a minimum of five business days after the end of the 20 business day pricing period for a prior Put before exercising a subsequent Put. We may, however, give advance notice of our subsequent Put during the pricing period for the prior Put. We can only exercise one Put during each pricing period.

     - LIMITATIONS AND CONDITIONS TO OUR PUT RIGHTS

     Our ability to Put shares of our common stock, and Swartz's obligation to purchase the shares, is subject to the satisfaction of certain conditions. These conditions include:

         - we have satisfied all obligations under the agreements entered into between us and Swartz in connection with the investment agreement;

         - our common stock is listed and traded on Nasdaq or an exchange, or quoted on the O.T.C. Bulletin Board;

         - our representations and warranties in the Investment Agreement are accurate as of the date of each Put;

         - we have reserved for issuance a sufficient number of shares of our common stock to satisfy our obligations to issue shares under any Put and upon exercise of warrants;

         - the registration statement for the shares we will be issuing to Swartz must remain effective as of the Put date and no stop order with respect to the registration statement is in effect;

         - shareholder approval is required by Nasdaq rules in connection with a transaction other than a public offering involving the sale by the issuer of common stock at a price less than the greater of book or market value which, together with sales by officers, directors or substantial shareholders of the issuer, equals 20% or more of common stock outstanding before the issuance.

         - shareholder approval is required by the Investment Agreement if the number of shares Put to Swartz, together with any shares previously Put to Swartz, would equal 20% of all shares of our common stock that would be outstanding upon completion of the Put.

     Swartz is not required to acquire and pay for any additional shares of our common stock once it has acquired $20 million worth of Put Shares. Additionally, Swartz is not required to acquire and pay for any shares of common stock with respect to any particular Put for which, between the date we give advance notice of an intended Put and the date the particular Put closes:

         - we announced or implemented a stock split or combination of our common stock;

         -    we paid a dividend on our common stock;

         - we made a distribution of all or any portion of our assets or evidences of indebtedness to the holders of our common stock; or

         - we consummated a major transaction, such as a sale of all or substantially all of our assets or a merger or tender or exchange offer that results in a change in control.

     We may not require Swartz to purchase any subsequent Put shares if:

         - we, or any of our directors or executive officers, have engaged in a transaction or conduct related to us that resulted in:

               - a Securities and Exchange Commission enforcement action, administrative proceeding or civil lawsuit; or

               - a civil judgment or criminal conviction or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

         - the aggregate number of days which this registration statement is not effective or our common stock is not listed and traded on Nasdaq or an exchange or quoted on the O.T.C. Bulletin Board exceeds 120 days;

         - we file for bankruptcy or any other proceeding for the relief of debtors; or

         -     we breach covenants contained in the Investment Agreement.

     - COMMITMENT AND TERMINATION FEES

     If we do not Put at least $2,000,000 worth of common stock to Swartz during each one year period following the effective date of the Investment Agreement, we must pay Swartz a annual non-usage fee. This fee equals the difference between $200,000 and 10% of the value of the shares of common stock we Put to Swartz during the one year period. The fee is due and payable on the last business day of each one year period. Each annual non-usage fee is payable to Swartz, in cash, within five (5) business days of the date it accrued. We are not required to pay the annual non-usage fee to Swartz in years we have met the Put requirements. We are also not required to deliver the non-usage fee payment until Swartz has paid us for all Puts that are due.

 If the Investment Agreement is terminated, we must pay Swartz the greater of
(i) the non-usage fee described above, or (ii) the difference between $200,000 and 10% of the value of the shares of common stock Put to Swartz during all Puts to date.

     - SHORT SALES

     The Investment Agreement prohibits Swartz and its affiliates from engaging in short sales of our common stock unless Swartz has received a Put notice and the amount of shares involved in the short sale does not exceed the number of shares we specify in the Put notice. In addition, in accordance with Section 5(b)(2) of the Securities Act of 1933, Swartz must deliver a Prospectus when they enter into a short position.

   - CANCELLATION OF PUTS

     We must cancel a particular Put if:

         - we discover an undisclosed material fact relevant to Swartz's investment decision;

         - the registration statement registering resales of the common shares becomes ineffective; or

         - our shares of common stock are delisted from Nasdaq, the O.T.C. Bulletin Board or an exchange.

If we cancel a Put, it will continue to be effective, but the pricing period for the Put will terminate on the date we notify Swartz that we are canceling the Put. Because the pricing period will be shortened, the number of shares Swartz will be required to purchase in the canceled Put may be smaller than it would have been had we not canceled the Put.

     - TERMINATION OF INVESTMENT AGREEMENT

     We may terminate our right to initiate further Puts or terminate the Investment Agreement at any time by providing Swartz with written notice of our intention to terminate. However, any termination will not affect any other rights or obligations we have concerning the Investment Agreement or any related agreement.

     - CAPITAL RAISING LIMITATIONS

     During the term of the Investment Agreement and for a period of ninety
(90) days after the termination of the Investment Agreement, we are prohibited from entering into any private equity line agreements similar to the Swartz Investment Agreement without obtaining Swartz's prior written approval. We have agreed to give Swartz a Right of First Offer during this same period, the term of the Investment Agreement plus ninety (90) days. If we commence or plan to commence negotiations with another investor, during this time period, for a private capital raising transaction we will first notify and negotiate in good faith with Swartz regarding the potential financing transaction. If Swartz is more than five (5) business days late in paying for the Put shares, then it is not entitled to the benefits of these restrictions until the date amounts due are paid.

     Neither of the above restrictions apply to the following items and we may engage in and issue securities in the following transactions without notifying or obtaining approval from Swartz;

         - in connection with a merger, consolidation, acquisition, or sale of assets;

         - in connection with a strategic partnership or joint venture, the primary purpose of which is not simply to raise money;

         - in connection with our disposition or acquisition of a business, product or license;

         - upon exercise of options by employees, consultants or directors;

         -     in an underwritten public offering of our common stock;

         - upon conversion or exercise of currently outstanding options, warrants or other convertible securities;

         - under any option or restricted stock plan for the benefit of employees, directors or consultants; or

         - upon the issuance of debt securities with no equity feature for working capital purposes.

     - SWARTZ'S RIGHT OF INDEMNIFICATION

     We have agreed to indemnify Swartz, including its owners, employees, investors and agents, from all liability and losses resulting from any misrepresentations or breaches we make in connection with the Investment Agreement, the registration rights agreement, other related agreements, or the registration statement. We have also agreed to indemnify these persons for any claims based on violation of Section 5 of the Securities Act caused by the integration of the private sale of our common stock to Swartz and the public offering under the registration statement.

     - EFFECT ON OUTSTANDING COMMON STOCK

     The issuance of common stock under the Investment Agreement will not affect the rights or privileges of existing holders of common stock except that the issuance of shares will dilute the economic and voting interests of each shareholder.

     As noted above, we cannot determine the exact number of shares of our common stock issuable under the Investment Agreement and the resulting dilution to our existing shareholders, which will vary with the extent to which we utilize the Investment Agreement, the market price of our common stock, and exercise of the related warrants. The potential effects of any dilution on our existing shareholders include the significant dilution of the current shareholders' economic and voting interests in us.

     The Investment Agreement provides that we cannot issue shares of common stock that would exceed 20% of the outstanding stock on the date of a Put unless and until we obtain shareholder approval of the issuance of common stock.

                    REASONS FOR PROPOSAL, BOARD OF DIRECTORS
                       RECOMMENDATION AND VOTE REQUIRED

     We believe that the Delta-Swartz Investment Agreement will provide us a means of accessing additional capital when we need it. We presently do not intend to sell all of the shares covered by the Agreement. We expect the proceeds from sales to Swartz will be used for working capital, capital expenditures and general corporate purposes. We currently have no plans, understandings or arrangements to make any material acquisitions or other material capital expenditures.

     Approval of the Delta-Swartz Investment Agreement will require the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting of Shareholders.

     The Board of Directors recommends a vote FOR this proposal.


                      APPOINTMENT OF INDEPENDENT AUDITORS
                           (Proposal 4 of the Proxy)

      Subject to ratification by our shareholders, the Board has designated the firm of KPMG LLP, Suite 2300, 707 17th Street, Denver, Colorado 80202, as independent auditors to examine and audit our financial statements for the fiscal year 2001. This firm has audited our financial statements for five years and is considered to be well qualified. The designation of such firm as auditors is being submitted for ratification or rejection at the Annual Meeting. Action by shareholders is not required under the law for the appointment of independent auditors, but the ratification of their appointment is submitted by the Board in order to give our shareholders the final choice in the designation of auditors. The Board will be governed by the decision of a majority of the votes entitled to be cast. A majority of the votes represented at the Annual Meeting by shares of Common Stock entitled to vote is required to ratify the appointment of KPMG LLP.

     Audit Fees. The fees billed for professional services rendered by the independent auditors for the audit of the Company's financial statements for the year ended June 30, 2000, and for the reviews of the financial statements included in the Company's Form 10-QSB's during the last fiscal year amounted to $59,450.

     Financial Information Systems Design and Implementation Fees. The independent auditors did not provide professional services during fiscal 2000 relating to financial information systems designs and implementation.

     All Other Fees. The fees billed by the independent auditors during the fiscal year ended June 30, 2000 for non-audit services rendered amounted to $57,600. These fees were related to research, quarterly reviews and other Securities and Exchange Commission filings. The Audit Committee has considered the other fees paid to KPMG, LLP and concluded that they do not impair the independence of KPMG, LLP.

     A representative of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and will also be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR this proposal.


                            SHAREHOLDER PROPOSALS

     Any shareholder proposals to be included in the Board of Directors' solicitation of proxies for the 2001 Annual Meeting of Shareholders must be received by Aleron H. Larson, Jr., Secretary, at 555 17th Street, Suite 3310, Denver, Colorado 80202, a reasonable amount of time prior to the mailing of the proxy materials for that meeting.


                           GENERAL AND OTHER MATTERS

     The Board of Directors knows of no matter, other than those referred to in this Proxy Statement, which will be represented at the Annual Meeting. However, if any other matters are properly brought before the meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their judgment on such matters.

     The cost of preparing, assembling, and mailing this Proxy Statement, the enclosed proxy card and the Notice of the Annual Meeting will be paid by us. Additional solicitation by mail, telephone, telegraph or personal solicitation may be done by our directors, officers, and regular employees. Such persons will receive no additional compensation for such services. Brokerage houses, banks and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by us for their reasonable expenses.

     AVAILABLE INFORMATION. Upon request of any shareholder, our Annual Report for the year ended June 30, 2000 filed with the SEC on Form 10-KSB, including financial statements, will be sent to the shareholder without charge by first class mail within one business day of receipt of such request. All requests should be addressed to our Secretary at 555 17th Street, Suite 3310, Denver, Colorado 80202 or by telephone (303) 293-9133.

    You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the Annual Meeting, as we hope you will, you may vote your shares in person.

                                By Order of the Board of Directors


                                Aleron H. Larson, Jr.
                                Chairman/Secretary

May 22, 2001

                                   EXHIBIT A

                          DELTA PETROLEUM CORPORATION

                            AUDIT COMMITTEE CHARTER


The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Delta Petroleum Corporation ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of two or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the Nasdaq Stock Market (Nasdaq) then in effect. The members of the Committee will be elected annually at the annual meeting of the full Board and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least once annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer, and independent accountants at least once each year and at other times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Nasdaq Audit Committee Requirements.

2. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls.

3. Review with the Company's management, and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

6. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-QSB. Also receive a written confirmation provided by the

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    independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

7. At the completion of the annual audit, review with management and the independent accountants the following:

    * The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-KSB.

     * Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

     * Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

     * Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

    If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB.

8. After preparation by management and review by independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

10. Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious." Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to



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    the Committee.  The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

11. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

12. Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

13. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

14. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of Nasdaq, Statements on Auditing Standards and other accounting, legal and regulatory provisions.
































                                      4
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                                   EXHIBIT B

                          DELTA PETROLEUM CORPORATION

                              2001 INCENTIVE PLAN

1.   Purpose of the Plan

     The purpose of this Delta Petroleum Corporation 2001 Incentive Plan ("Plan") is to create shareholder value. To do so, the Plan provides incentives to selected employees and directors of the Company and its Subsidiaries, and selected non-employee consultants and advisors to the Company and its Subsidiaries, who contribute, and are expected to contribute, materially to its success. The Plan also provides a means of rewarding outstanding performance and enhances the interest of such persons in the Company's success and development by providing them a proprietary interest in the Company. Further, the Plan is designed to enhance the Company's ability to maintain a competitive position in attracting and retaining qualified personnel necessary for the success and development of the Company.

2.   Definitions

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Board of Directors" shall mean the Board of Directors of Delta Petroleum Corporation.

     (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, for purposes of the Plan, shall mean the termination of the Participant's employment by the Company on account of (i) the willful and continued failure by the Participant substantially to perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in an act or acts which could reasonably be expected to cause injury to the Company. For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interests of the Company.

     (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 13 hereof.

     (d)  "Change in Control" shall mean:

          (i) the acquisition at any time by a"person" or "group" (as that term is used in Sections 13(d)and 14(d)(2) of the Exchange
               Act) (excluding, for this purpose, the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 20% or more of the combined voting power in the election of directors of the then-outstanding securities of the Company or any successor of the Company;

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          (ii) the termination of service as directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period;

          (iii) approval by the shareholders of the Company of any merger or consolidation or statutory share exchange as a result of which the Common Shares shall be changed, converted or exchanged (other than a merger or share exchange with a wholly-owned Subsidiary of the Company), or liquidation of the Company, or any sale or disposition of 50% or more of the assets or earning power of the Company;

          (iv) approval by the shareholders of the Company of any merger, consolidation or statutory share exchange to which the Company is a party as a result of which the persons who were shareholders of the Company immediately prior to the effective date of the merger, consolidation or statutory share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation following the effective date of such merger, consolidation or statutory share exchange; or

          (v) a determination by the Board of Directors, in its sole and absolute discretion, that a change in control has occurred.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Committee" shall mean the committee appointed by the Board of Directors from time to time to administer the Plan.

     (g) "Common Shares" shall mean Delta Petroleum Corporation common shares, no par value per share.

     (h) "Company" shall mean Delta Petroleum Corporation, a Colorado corporation, and each of its Subsidiaries.

     (i) "Disability" shall mean a Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


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     (k)  The "Fair Market Value" of Common Shares with respect to any day shall be (i) the closing sales price on the immediately preceding business day of Common Shares as reported on the principal securities exchange on which Common Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System, or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of Common Shares shall not be so reported, the Fair Market Value of Common Shares shall be determined by the Committee in its absolute discretion.

     (l) "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR, share of Phantom Stock, Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

     (m) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

     (n) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by Delta Petroleum Corporation pursuant to the terms of
          Section 10(d) hereof.

     (o) "LSAR" shall mean a limited stock appreciation right which is granted pursuant to the provisions of Section 7 hereof and which relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

     (p) "Non-Employee Participant" shall mean a Participant who is not an employee of the Company.

     (q) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (r) "Option" shall mean an option to purchase Common Shares of Delta Petroleum Corporation granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (s) "Participant" shall mean a person who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.

     (t) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.


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
     (u) "Phantom Stock" shall mean the right to receive in cash the Fair Market Value of Common Shares of Delta Petroleum Corporation, which right is granted pursuant to Section 11 hereof and subject to the terms and conditions contained therein.

     (v) "Plan" shall mean the Delta Petroleum Corporation 2001 Incentive Plan, as it may be amended from time to time.

     (w) "Restricted Stock" shall mean a Common Share which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10(c) hereof for so long as such restrictions continue to apply to such share.

     (x) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (y) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof which is not related to any Option.

     (z) "Stock Bonus" shall mean a grant of a bonus payable in Common Shares pursuant to Section 12 hereof.

     (aa) "Subsidiary" shall mean any corporation in which at the time of reference Delta Petroleum Corporation owns, directly or indirectly, stock comprising more than fifty percent of the total combined voting power of all classes of stock of such corporation.

     (bb) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof which is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

     (cc) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

     (dd) "Delta Petroleum Corporation" shall mean Delta Petroleum Corporation, a Colorado corporation, and its successors.

3.   Stock Subject to the Plan

     Under the Plan, the Committee may grant to Participants (i) Options,
(ii) LSARs, (iii) Tandem SARs, (iv) Stand-Alone SARs, (v) shares of Restricted Stock, (vi) shares of Phantom Stock, (vii) Stock Bonuses and (viii) Cash Bonuses; provided, however, that grants under the Plan to non-employee directors of the Company shall be made by the Board of Directors. When referring to grants under the Plan to non-employee directors of the Company, any reference in this Plan to the Committee shall be deemed to refer to the Board of Directors.

     Subject to adjustment as provided in Section 14 hereof, the Committee may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of Common Shares that in the aggregate does not exceed 2,000,000 shares. The grant of an LSAR, Tandem SAR or Cash Bonus shall not reduce the number of Common Shares with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan.

     In the event that any outstanding Option or Stand-Alone SAR expires, terminates or is canceled for any reason (other than pursuant to Paragraphs 7(b)(2) or 8(b)(3) hereof), the Common Shares subject to the unexercised portion of such Option or Stand-Alone SAR shall again be available for grants under the Plan. In the event that an outstanding Option is canceled pursuant to Paragraphs 7(b)(2) or 8(b)(3) hereof by reason of the exercise of an LSAR or a Tandem SAR, the Common Shares subject to the canceled portion of such Option shall not again be available for grants under the Plan. In the event that any shares of Restricted Stock or Phantom Stock, or any Common Shares granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grants under the Plan.

     Common Shares issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee, and Delta Petroleum Corporation hereby reserves 2,000,000 Common Shares for issuance pursuant to the Plan.

4.   Administration of the Plan

     The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under Section 16 of the Exchange Act. The Committee shall from time to time designate the persons who shall be granted Incentive Awards and the amount and type of such Incentive Awards, provided, however that any Incentive Awards granted to non-employee directors of the Company shall be granted by the Board and not by the Committee. When referring to grants under the Plan to non-employee directors of the Company, any reference in this Plan to the Committee shall be deemed to refer to the Board of Directors.

     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

     The Committee may, in its absolute discretion (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable, (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 10(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iii) accelerate the Vesting Date or waive any condition imposed pursuant to Section 11 hereof, with respect to any share of Phantom Stock granted under the Plan.

     In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3.

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
     Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.

     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and Delta Petroleum Corporation shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.   Eligibility

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such persons, including employees, officers, and directors of the Company and non-employee consultants and advisors to the Company, as the Committee shall select from time to time. Non-employee Directors of the Company may only participate in the Plan pursuant to Paragraph 25 hereof.

6.   Options

     Subject to the provisions of the Plan, the Committee may grant Options, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

     (a)  Identification of Options

          All Options granted under the Plan that are Incentive Stock Options shall be clearly identified in the agreement evidencing such Options as Incentive Stock Options. Any Options not so identified shall be deemed to be Non-Qualified Stock Options.

     (b)  Exercise Price

          The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by applicable law. The exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of Common Shares on the date on which such Incentive Stock Option is granted.

     (c)  Term and Exercise of Option

          (1) Each Option shall be exercisable on such date or dates, during such period and for such number of Common Shares as shall be determined by the Committee on the day on which

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               such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          (2) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Option. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreements evidencing such Option and any related LSARs and Tandem SARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

          (3) An Option shall be exercised by delivering notice to Delta Petroleum Corporation's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of Common Shares with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for Common Shares purchased upon the exercise of an Option shall be made on the effective date of such exercise either
               (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in Common Shares owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in Common Shares with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in Common Shares shall be effected by the delivery of such shares to the Secretary of Delta Petroleum Corporation, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of Delta Petroleum Corporation shall require from time to time. In addition, at the time of grant the Committee may provide that an Option may be exercised in a "cashless" transaction in which the holder may surrender all or a portion of the Option and receive the number of shares of Common Shares equal in value to the Fair Market Value per share at the date of surrender less the exercise price per share of the Option, multiplied by the number of shares which may be purchased under the Option, or portion thereof, being surrendered.

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          (4)  Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully-and-duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting Delta Petroleum Corporation to deliver the Common Shares subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

          (5) Certificates for Common Shares purchased upon the exercise of an Option shall be issued in the name of the Participant, or such Participant's written designee, and delivered to the Participant or designee as soon as practicable following the effective date on which the Option is exercised.

          (6) Except as specifically set forth in the agreement evidencing Options granted under the Plan, Options shall be assignable and transferable provided, however, that the Company shall not be under an obligation as provided in Paragraph 6(c)(7) below to include the shares underlying such transferred or assigned options in any registration statement except upon death or pursuant to a qualified domestic relations order.

          (7) The Company, at the Company's expense, shall file and maintain a registration statement on the appropriate form with the Securities and Exchange Commission covering shares underlying all options granted hereunder except as set forth in Paragraph 6(c)(6) above. The expiration date of any option expiring prior to 90 days before the effective date of a registration statement covering said option shall be extended until a date ninety (90) days following the effective date of said registration statement.

     (d)  Limitations on Grant of Incentive Stock Options

          (1) The aggregate Fair Market Value of Common Shares with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of Delta Petroleum Corporation as such term is defined in Section 425 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of Common Shares with respect to such incentive stock options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified

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               Stock Options, but all other terms and provisions of such
               Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or in the event such Regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

            (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Delta Petroleum Corporation or any of its "subsidiaries" (within the meaning of Section 425 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a Common Share at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e)  Effect of Termination of Employment

          (1) Except as may be specifically set forth in the agreement evidencing an Option, in the event that the employment of a Participant with the Company shall terminate for any reason Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable in accordance with their terms.

          (2) In the event that a Non-Employee Participant ceases to provide services to the Company, all Options granted to such Non-Employee Participant shall remain exercisable in accordance with their terms.

     (f)  Acceleration of Exercise Date Upon Change in Control

          Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.   Limited Stock Appreciation Rights

     The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of Common Shares equal to or less than the number of Common Shares subject to the related Option. An LSAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

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     (a)  Benefit Upon Exercise

          (1) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of Common Shares shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per Common Share paid in the Change in Control in connection with which such LSAR became exercisable and
               (B) the Fair Market Value of a Common Share on the date of such Change in Control over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

          (2) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of Common Shares shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the effective date of such exercise over
               (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (b)  Term and Exercise of LSARs

          (1) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding the preceding sentence of this Section 7(b), in the event that an LSAR held by any Participant who is or may be subject to the provisions of
               Section 16(b) of the Exchange Act becomes exercisable prior to the expiration of six months following the date on which it is granted, then the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such six month period and terminating on the expiration of sixty days following such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a Common Share only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

          (2) The exercise of an LSAR with respect to a number of Common Shares shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (2)), with respect to a number of Common Shares, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

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
          (3) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such LSAR. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreements evidencing the LSAR, the related Option and any Tandem SARs related to such Option shall be returned to the Participant exercising such LSAR together with the payment described in Paragraph 7(a)(1) or (2) hereof, as applicable.

          (4) Except as specifically set forth in the agreements relating thereto, each LSAR and any related Options shall be assignable and transferable.

          (5) An LSAR shall be exercised by delivering notice to Delta Petroleum Corporation's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the LSAR, the related Option and any Tandem SARs relating to such Option, shall specify the number of Common Shares with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

8.   Tandem Stock Appreciation Rights

     The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of Common Shares equal to or less than the number of Common Shares subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

        (a)    Benefit Upon Exercise

          The exercise of a Tandem SAR with respect to any number of Common Shares shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (b)  Term and Exercise of Tandem SAR

          (1) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any

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
               fractional amount being rounded down to the immediately preceding whole number) as its related Option. Notwithstanding the first sentence of this Paragraph 8(b)(1), (i) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (ii) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a Common Share only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

          (2) Notwithstanding the first sentence of Paragraph 8(b)(1) hereof, the Committee may, in its absolute discretion, grant one or more Tandem SARs which shall not become exercisable unless and until the Participant to whom such Tandem SAR is granted is, in the determination of the Committee, subject to Section 16(b) of the Exchange Act and which shall cease to be exercisable if and at the time that the Participant ceases, in the determination of the Committee, to be subject to such Section 16(b).

          (3) The exercise of a Tandem SAR with respect to a number of Common Shares shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (3)), with respect to a number of Common Shares shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of Common Shares subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be canceled in the order in which they became exercisable.

          (4) Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Tandem SAR. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the agreements evidencing such Tandem SAR, its related Option and LSARs relating to such Option shall be returned to the Participant exercising such Tandem SAR together with the payment described in
               Section 8(a) hereof.

          (5) Except as specifically set forth in the agreements relating thereto, each Tandem SAR and the related Option shall be assignable and transferable.

          (6) A Tandem SAR shall be exercised by delivering notice to Delta Petroleum Corporation's principal office, to the attention of its Secretary, no less than one business day in

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
               advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the Tandem SAR, its related Option and any LSARs related to such Option, shall specify the number of Common Shares with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

9.   Stand-Alone Stock Appreciation Rights

     Subject to the provisions of the Plan, the Committee may grant Stand-Alone SARs, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

     (a)  Exercise Price

          The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

     (b)  Benefit Upon Exercise

          The exercise of a Stand-Alone SAR with respect to any number of Common Shares prior to the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the exercise date over (ii) the exercise price of the Stand-Alone SAR. The exercise of a Stand-Alone SAR with respect to any number of Common Shares upon or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per Common Share paid in connection with such Change in Control and (B) the Fair Market Value of a Common Share on the date of such Change in Control over (ii) the exercise price of the Stand-Alone SAR. Such payments shall be paid as soon as practical, but in no event later than five business days, after the effective date of the exercise.

     (c)  Term and Exercise of Stand-Alone SARs

          (1) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of Common Shares as shall be determined by the Committee and set forth in the Stand-Alone SAR agreement with respect to such Stand-Alone SAR; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and, provided, further, that each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          (2) Each Stand-Alone SAR may be exercised in whole or in part; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Stand-Alone SAR. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the agreement evidencing such Stand-Alone SAR shall be returned to the Participant exercising such Stand-Alone SAR together with the payment described in Section 9(b) hereof.

          (3) A Stand-Alone SAR shall be exercised by delivering notice to Delta Petroleum Corporation's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Stand-Alone SAR, shall specify the number of Common Shares with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the agreement evidencing the Stand-Alone SAR shall be returned to him.

          (4) Except as specifically set forth in the agreements relating thereto, each Stand-Alone SAR shall be assignable and transferable.

     (d)  Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable in accordance with their terms.

          (2) In the event that a Non-Employee Participant ceases to provide services to the Company, all Stand-Alone SARs granted to such Non-Employee Participant shall remain exercisable in accordance with their terms.

     (e)  Acceleration of Exercise Date Upon Change in Control

          Upon the occurrence of a Change in Control, each Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10.  Restricted Stock

     Subject to the provisions of the Plan, the Committee may grant shares of Restricted Stock. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

     (a)  Issue Date and Vesting Date

          At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 10(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to
          Section 10(b) hereof are satisfied, and except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) hereof shall cease to apply to such share.

     (b)  Conditions to Vesting

          At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

     (c)  Restrictions on Transfer Prior to Vesting

          Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

     (d)  Issuance of Certificates

          (1) Except as provided in Sections 10(c) or 10(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, Delta Petroleum Corporation

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
               shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that Delta Petroleum Corporation shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                    "The transferability of this certificate and the shares of stock represented hereby is subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Delta Petroleum Corporation 2001 Incentive Plan and an Agreement entered into between the registered owner of such shares and Delta Petroleum Corporation. A copy of the Plan and Agreement is on file in the office of the Secretary of Delta Petroleum Corporation Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof."

          (2) Each certificate issued pursuant to Paragraph 10(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

     (e)  Consequences Upon Vesting

          Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, Delta Petroleum Corporation shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 10(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 14(b) hereof.

     (f)  Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares (up to 100%), to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 10(b). Such proportion may be equal to zero.

           (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

            (3) In the event that a Non-Employee Participant ceases to provide services to the Company, all shares of Restricted Stock granted to such Non-Employee
                    Participant shall vest in accordance with the terms of the grant.

       (g)     Effect of Change in Control

          Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been canceled or forfeited pursuant to any provision hereof, shall immediately vest.

     (h)  Registration of Restricted Stock

          The Company, at the Company's expense, shall file and maintain a registration statement on the appropriate form with the Securities and Exchange Commission covering the restricted stock granted hereunder after it has vested.

11.  Phantom Stock

     Subject to the provisions of the Plan, the Committee may grant shares of Phantom Stock. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

     (a)  Vesting Date

          At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) hereof are satisfied, and except as provided in Section 11(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

     (b)  Benefit Upon Vesting

          Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a Common Share of the Company on the date on which such share of Phantom Stock vests and
          (ii) the aggregate amount of cash dividends paid with respect to a Common Share of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

     (c)  Conditions to Vesting

          At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

     (d)  Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares (up to 100%), to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to
               Section 11(c). Such proportion may be equal to zero.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

          (3) In the event that a Non-Employee Participant ceases to provide services to the Company, all shares of Phantom Stock granted to such Non-Employee Participant shall vest in accordance with the terms of the grant.

     (e)  Effect of Change in Control

          Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested, or been canceled or forfeited pursuant to any provision hereof, shall immediately vest.

12.  Stock Bonuses

     Subject to the provisions of the Plan, the Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for Common Shares granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

13.  Cash Bonuses

     Subject to the provisions of the Plan, the Committee may grant, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided however, that in no event shall the amount of a Cash Bonus exceed 50% of the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

14.  Adjustment Upon Changes in Common Shares

     (a)  Shares Available for Grants

          In the event of any change in the number of Common Shares outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of Common Shares with respect to which the Committee may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses shall be appropriately adjusted by the Committee. In the event of any change in the number of Common Shares outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of Common Shares with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses may be granted as the Committee may deem appropriate.

     (b)  Outstanding Restricted Stock and Phantom Stock

          Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as the result of any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Paragraph 10(d)(2) hereof.

          The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

     (c)  Outstanding Options, LSARs, Tandem SARs and Stand-Alone
          SARs--Certain Increases or Decreases in Issued Shares Without Consideration

          Subject to any required action by the shareholders of Delta Petroleum Corporation, in the event of any increase or decrease in the number of issued Common Shares resulting from a subdivision or consolidation of Common Shares or the payment of a stock dividend (but only on the Common Shares), the Committee shall proportionally adjust the number of Common Shares subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price per Common Share of each such Option, LSAR, Tandem SAR and Stand-Alone SAR.

     (d)  Outstanding Options, LSARs, Tandem SARs and Stand-Alone
          SARs--Certain Mergers

          Subject to any required action by the shareholders of Delta Petroleum Corporation, in the event that Delta Petroleum Corporation shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of Common Shares receive securities of another corporation), each Option, LSAR, Tandem SAR and Stand-Alone SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of Common Shares subject to such Option, LSAR, Tandem SAR or Stand-Alone SAR would have received in such merger or consolidation.

     (e)  Outstanding Options, LSARs, Tandem SARs and Stand-Alone
          SARs--Certain Other Transactions

          Delta Petroleum Corporation shall not, at any time while there are issued and outstanding pursuant to this Plan any unexpired options (including any related LSARs or Tandem SARs), Stand-Alone SARs or other rights to acquire securities of Delta Petroleum Corporation (whether or not then exercisable), effect a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of Delta Petroleum Corporation shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of Delta Petroleum Corporation or another entity, or enter into any agreement to effect a sale of all or substantially all of Delta Petroleum Corporation's assets (a "Corporate Change"), unless the resulting successor or acquiring entity (the "Resulting Entity") assumes by written instrument all of Delta Petroleum Corporation's obligations pursuant to any options then outstanding under this Plan (including any related LSARs or Tandem SARs), Stand-Alone SARs or other rights under this Plan to acquire securities of Delta Petroleum Corporation (whether or not then exercisable), which shall include, but not limited be to, an agreement in such written instrument that any and all options then outstanding under this Plan (including any related LSARs or Tandem SARs), Stand-Alone SARs or other rights to acquire securities of Delta

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
          Petroleum Corporation (whether or not then exercisable) or other rights shall be exercisable into such class, amount and type of securities or other assets (or stock appreciation rights with respect to, as appropriate) of the Resulting Entity as the holder would have received had the holder exercised its options (including any related LSARs or Tandem SARs), Stand-Alone SARs or other rights to acquire securities of Delta Petroleum Corporation (whether or not then exercisable) issued pursuant to this Plan immediately prior to such Corporate Change, and the Exercise Price of such options or other rights shall be proportionately increased (if such options or other rights shall be changed into or become exchangeable for an option, warrant or other right to purchase a smaller number of shares of Common Stock of the Resulting Entity) or shall be proportionately decreased (if such options or other rights shall be changed or become exchangeable for an option, warrant or other right to purchase a larger number of shares of Common Stock of the Resulting Entity); provided, however, that Delta Petroleum Corporation shall not affect any Corporate Change unless it first shall have given thirty (30) days notice of any Corporate Change to each holder of issued and outstanding unexpired options or other rights to acquire securities of Delta Petroleum Corporation pursuant to this Plan at such holder's last known address as reflected on the books and records of Delta Petroleum Corporation.

     (f)  Outstanding Options, LSARs, Tandem SARs and Stand-Alone
          SARs--Other Changes

          In the event of any change in the capitalization of Delta Petroleum Corporation or corporate change other than those specifically referred to in Section 14(c), (d) or (e) hereof, the Committee shall make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs or Stand-Alone SARs outstanding on the date on which such change occurs and in the per share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR to prevent dilution or enlargement of rights.

     (g)  No Other Rights

          Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Delta Petroleum Corporation or any other corporation. Except as expressly provided in the Plan, no issuance by Delta Petroleum Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to the number of Common Shares subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

15.  Rights as a Shareholder

     No person shall have any rights as a shareholder with respect to any Common Shares covered by or relating to any Incentive Award granted pursuant

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
to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 14 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16.  No Special Employment Rights; No Right to Incentive Award

     Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

17.  Securities Matters

     (a) Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Common Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Common Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Common Shares are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from the registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

     (c) With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, the grant of an Incentive Award, or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

18.  Withholding Taxes

     (a)  Cash Remittance

          Whenever Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone SAR, the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements.

     (b)  Stock Remittance

          At the election of the Participant, subject to the approval of the Committee, when Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Participant may tender to the Company a number of Common Shares determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

     (c)  Stock Withholding

          At the election of the Participant, subject to the approval of the Committee, when Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Company shall withhold a number of such shares determined by such Participant, the Fair Market Value of which at
          the exercise date the Committee    determines to be sufficient to
          satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

19.  Amendment of the Plan

     The Plan will have no fixed termination date, but may be terminated at any time by the Board of Directors. Incentive Awards outstanding as of the date of any such termination will not be affected or impaired by the termination of the Plan. The Board of Directors may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of a Participant without the Participant's consent, except such an amendment which is necessary to cause any Incentive Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3, or (ii) disqualify any Incentive Award or transaction under the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment may be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

20.  No Obligation to Exercise

     The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR.

21.  Expenses and Receipts

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

22.  Suspension or Termination of Incentive Award

     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee may determine.

23.  Code Section 162(m).

     The Committee, in its sole discretion, may require that one or more Incentive Awards contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company for all or part of any Incentive Award under the Plan, a Participant's receipt of the portion of such Incentive Award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Participant's remuneration does not exceed the limit set forth in such provision of the Code.

24.  Effective Date of Plan

     The Plan shall be effective as of January 1, 2001, subject to approval by the Company's Shareholders at their next Annual or Special Meeting.

25.  Participation in the Plan by Nonemployee Directors

     (a) The Plan will be administered as to Nonemployee Directors by the Board of Directors.

     (b) All Nonemployee Directors shall participate in the Plan, subject to the conditions and limitations of the Plan, so long as they remain eligible to participate in the Plan.

     (c) No Nonemployee Director shall be eligible for an Incentive Award if, at the time said Incentive Award would otherwise be granted, such Nonemployee Director (i) is directly or indirectly the beneficial owner of five percent or more of any class of equity security of the Company which is registered pursuant to Section 12 of the Exchange Act or of any security convertible into or exercisable for such class of equity security (excluding shares covered by the Plan); or (ii) is an officer, director, 10% or greater shareholder, employee or agent of a person or entity which is directly or indirectly the beneficial owner of more than five percent of any class of equity security of the Company which is registered pursuant to Section 12 of the Exchange Act or of any security convertible into or exercisable for such class of equity security (excluding shares covered by the Plan). Incentive Award grants, if any, to any such non-eligible Nonemployee Directors shall be determined by the Board.

     (d) Unless the Board of Directors shall otherwise direct, Options or Restricted Common Stock shall automatically be granted to Nonemployee Directors according to the following formula:

          (i) Stock and Options shall be determined for all eligible Nonemployee Directors of the Company in each calendar year during the term of the Plan as of December 31. No Stock or Option may be changed after it has been so determined, except pursuant to the Plan. No Nonemployee Director shall be entitled to receive more than one grant of Stock or Options per year pursuant to the Plan even if such Nonemployee Director serves as a director for more than one Participating Company. The Stock or Options shall be granted to each Participant by the Company or, if the Participant is not a Nonemployee Director of the Company, by the Participating Company for which a Nonemployee Director serves as a director.

          (ii) Stock or Options shall be granted pursuant to the Plan to eligible Participant as follows:

               Annually each Participant shall be granted either: (1) an option for 20,000 shares of common stock, or, if a director for less than the prior 12 months, a pro rata portion of 20,000 shares of common stock based upon the number of months such Participant was a Nonemployee Director of the Company; or (2) at the election of the participating Nonemployee Director, shall be granted, in lieu of an option, 10,000 shares of Restricted Common Stock.

     The exercise price of the Stock Options to be granted to Nonemployee Directors pursuant to the Plan shall be 50% of the Market Price as determined at the date of grant. The "Market Price" of a share of common stock under the Plan shall be the average of the "Fair Market Value" of the common stock for all trading days during the twelve months preceding the date on which the stock option is determined. The "Fair Market Value" of a share of common stock with respect to any day shall be (i) the closing sales price of a share of common stock as reported on the principal securities exchange on which shares of common stock are then listed or admitted to trading; or (ii) if not so reported, the last sales price as reported by the NASDAQ Stock Market; or
(iii) if not so reported, the average of the closing bid and ask prices as reported on the NASDAQ Stock Market; or (iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. Each Stock Option shall be exercisable for a ten year period commencing on the date of grant and shall expire ten years after the date of grant. Certificates evidencing the Stock Options shall be registered in the respective names of the Participants and shall be issued to each Participant as soon as practicable following the date of grant.

                                                              PRELIMINARY COPY

                          DELTA PETROLEUM CORPORATION
                                    PROXY
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Aleron H. Larson, Jr. and Roger A. Parker, or each of them, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Shareholders of Delta Petroleum Corporation, to be held in the corporate offices of the Company at 555 17th Street, Suite 3310, Denver, Colorado 80202 on Tuesday, June 26, 2001, at 10:00 a.m. (local time), and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereat, as provided below, the number of shares the undersigned would be entitled to vote if personally present.

                                                          (Check One)
                                                  For     Against     Abstain
Proposal 1: To approve the four nominees to the
            Board of Directors:

            Aleron H. Larson, Jr.                 [   ]      [   ]      [   ]
            Roger A. Parker                       [   ]      [   ]      [   ]
            Terry D. Enright                      [   ]      [   ]      [   ]
            Jerrie F. Eckelberger                 [   ]      [   ]      [   ]

Proposal 2: To approve the Company's 2001         [   ]      [   ]      [   ]
            Incentive Plan

Proposal 3: To approve the proposed issuance      [   ]      [   ]      [   ]
            of shares and warrants pursuant
            to an Investment Agreement with
            Swartz Private Equity, LLC

Proposal 4: To ratify the appointment of          [   ]      [   ]      [   ]
            KPMG LLP as independent auditors

     In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof. Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. All prior proxies are revoked. This proxy will also be voted in accordance with the discretion of the proxy or proxies on any other business. Receipt is hereby acknowledged of the Notice of Annual Meeting and Proxy Statement.

__________________________________________________________________________
Signature                             Signature (if jointly held)

_________________________________     ____________________________________
Print Name                            Print Name

_________________________________     ____________________________________
Dated                                 Dated

     (Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. For joint accounts, each joint owner should sign.)

     PLEASE MARK, DATE, SIGN AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.